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                            VAN KAMPEN EQUITY TRUST,
                            ON BEHALF OF ITS SERIES,
                  VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

                         SUPPLEMENT DATED JULY 31, 2008
                                     TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                         PROSPECTUS DATED JULY 31, 2008
                                    AND THE
                           CLASS I SHARES PROSPECTUS
                              DATED JULY 31, 2008

The Prospectus is hereby supplemented as follows:

    The Board of Trustees (the "Board") has reviewed the investment policies and practices, performance, expenses and reduced net assets of the Van Kampen Disciplined Small Cap Value Fund (the "Fund"). In connection therewith, the Board considered various options for the Fund, including a possible merger or liquidation of the Fund. After due consideration of a number of factors, including those listed above, the Board determined that it would be in the best interest of the shareholders to terminate and liquidate the Fund. On June 5, 2008, the Board approved a Plan of Liquidation for the Fund. The Fund has suspended the continuous offering of its shares to new investors effective May 21, 2008. Current Fund shareholders may continue to purchase shares of the Fund. The Plan of Liquidation will be presented to the shareholders of the Fund for approval at a special meeting currently scheduled for August 19, 2008, and if shareholders approve the Plan of Liquidation, the Fund will be liquidated shortly thereafter.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    DSCVSPT 7/08